UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 5, 2008
ART TECHNOLOGY GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26679	04-3141918
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Main Street, Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 386-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statement and Exhibits
SIGNATURES
EXHIBIT INDEX
Ex-23.1 Consent of Acumen Financial Services Group, PC
Ex-99.1 Unaudited Financial Statements of eShopperTools, Inc. as of and for the six months ended December 31, 2007
Ex-99.2 Audited Financial Statements of eShopperTools, Inc. as of and for the years ended June 30, 2007 & 2006
Ex-99.3 Unaudited ProForma Condensed Combined Financial Statements

Amendment No. 1 to Current Report on Form 8-K
          On February 5, 2008, we completed our previously announced acquisition of eShopperTools.com, Inc. (also known as CleverSet). The acquisition was made pursuant to an agreement and plan of merger dated January 22, 2008 among us, CleverSet, our wholly-owned subsidiary Einstein Acquisition Corp., certain stockholders of CleverSet and Scott Anderson, as stockholder representative. The terms of the merger agreement were the result of arm’s-length negotiations with CleverSet. As a result of the merger, CleverSet became our wholly-owned subsidiary.
     We hereby amend our Current Report on Form 8-K filed on February 11, 2008, which announced the completion of our acquisition of CleverSet. The purpose of this amendment is to file the financial statements of CleverSet and the pro forma financial information required by Item 9.01.
Item 9.01 Financial Statement and Exhibits.
     (a) Financial Statements of Businesses Acquired.
     The financial statements of CleverSet required by this item are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference.
     (b) Pro Forma Financial Information.
     The pro forma financial information required by this item is attached hereto as Exhibit 99.3 and incorporated herein by reference.
     (d) Exhibits.

Number	Title

*2.1	Agreement and Plan of Merger dated as of January 22, 2008 by and among Art Technology Group, Inc., eShopperTools.com, Inc., Einstein Acquisition Corp., certain stockholders of eShopperTools.com, Inc. and Scott Anderson, as stockholder representative (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on February 11, 2008).

23.1	Consent of Acumen Financial Services Group, PC, independent public accountants

99.1	Unaudited financial statements of eShopperTools.com, Inc. as of and for the six months ended December 31, 2007.

99.2	Audited financial statements of eShopperTools, Inc. as of and for the years ended June 30, 2007 and 2006

99.3	Unaudited Pro forma Condensed Combined Financial Statements

*	Previously filed

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ART TECHNOLOGY GROUP, INC.
Date: April 22, 2008	By:	/s/ Julie M.B. Bradley
Julie M.B. Bradley
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Title

*2.1	Agreement and Plan of Merger dated as of January 22, 2008 by and among Art Technology Group, Inc., eShopperTools.com, Inc., Einstein Acquisition Corp., certain stockholders of eShopperTools.com, Inc. and Scott Anderson, as stockholder representative (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on February 11, 2008).

23.1	Consent of Acumen Financial Services Group, PC, independent public accountants

99.1	Unaudited financial statements of eShopperTools.com, Inc. as of and for the six months ended December 31, 2007.

99.2	Audited financial statements of eShopperTools, Inc. as of and for the years ended June 30, 2007 and 2006

99.3	Unaudited Pro forma Condensed Combined Financial Statements

*	Previously filed